UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 5, 2022 (July 2, 2022)
___________________

HF SINCLAIR CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	001-41325		87-2092143
(State or other jurisdiction of incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)
2828 N. Harwood St., Suite 1300	Dallas	TX	75201
(Address of principal executive offices)			(Zip code)
Registrant’s telephone number, including area code: (214) 871-3555
Not applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to 12(b) of the Securities Exchange Act of 1934:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.01 par value	DINO	NYSE
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company        ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain officers; Compensatory Arrangements of Certain Officers.
On July 2, 2022, the Board of Directors (the “Board”) of HF Sinclair Corporation (the “Company”) expanded the size of the Board from eleven to twelve members and appointed Rhoman J. Hardy as an independent director to the Board, in each case effective July 2, 2022.

Mr. Hardy, 53, joined Shell USA, Inc. (formerly Shell Oil Company, Inc.) in 1988, and at the time of his retirement in 2022, Mr. Hardy served as Senior Vice President, Shell Chemicals and Products, for the U.S. Gulf Coast, a position he held since 2021. Prior to that time, Mr. Hardy served in a number of leadership positions, including as Vice President, Shell Chemicals and Products/General Manager, Shell Geismar Chemical Site from 2018 until 2021 and as General Manager, Shell Geismar Chemical Site from 2015 to 2018. With more than 34 years of experience in the oil and gas industry, Mr. Hardy brings to the Board significant insight in the development of energy infrastructure and extensive technical and operational expertise, as well as executive and general management experience.

Mr. Hardy will participate in the standard non-management director compensation arrangements described in the Company’s 2022 Proxy Statement filed with the Securities and Exchange Commission on April 25, 2022. Mr. Hardy will also enter into the Company’s standard form of indemnification agreement.

There are no arrangements or understandings between Mr. Hardy and any other person pursuant to which he was selected as a director. Mr. Hardy has no family relationship with any director or executive officer of the Company or any person nominated or chosen by the Company to become a director or executive officer. There are no transactions in which Mr. Hardy has an interest requiring disclosure under Item 404(a) of Regulation S-K. Additionally, the Board has determined that Mr. Hardy satisfies the independence requirements of the New York Stock Exchange listing rules and Rule 10A-3 of the Securities Exchange Act of 1934.

Item 7.01	Regulation FD Disclosure.
On July 5, 2022, the Company issued a press release announcing the appointment of Mr. Hardy to the Board. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and incorporated herein in its entirety.

The information contained in, or incorporated into, this Item 7.01 (including Exhibit 99.1) is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company pursuant to the Securities Act of 1933, as amended, other than to the extent that such filing incorporates by specific reference any and all of such information by express reference thereto.

Item 9.01	Financial Statements and Exhibits.
(d)        Exhibits

Exhibit No.    Description

99.1        Press Release of the Company issued July 5, 2022.*

104    Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL Document).

* Furnished herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HF SINCLAIR CORPORATION

By:    /s/ Vaishali S. Bhatia
Name:    Vaishali S. Bhatia
Title:    Senior Vice President and General Counsel

Date: July 5, 2022